[LOGO OF JANUS]








                                                                Lincoln National
                                                 Capital Appreciation Fund, Inc.
                                                              Semi-Annual Report
                                                                   June 30, 1999

Lincoln National Capital Appreciation Fund, Inc.


Index
         Commentary
         Statement of Net Assets
         Statement of Operations
         Statements of Changes in Net Assets
         Financial Highlights
         Notes to Financial Statements

Lincoln National
Capital Appreciation Fund, Inc.

Managed by:         [LOGO OF JANUS]

The Fund returned 16.1% for the six months ended June 30, 1999 versus its benchmark, the S&P 500 Index, of 12.2%. Continued strength in capital and consumer spending drove the U.S. economy forward and pushed long-term interest rates higher throughout the first half of 1999. While higher rates translated into a modest roll into economic cyclical shares that worked against the Portfolio, strong individual performances more than compensated, allowing us to outpace the S&P 500 Index.

A number of our growth-oriented companies performed well despite higher interest rates and the roll into cyclicals. Our semiconductor positions, including Texas Instruments, Linear Technology and Maxim Integrated Products, advanced as the outlook for the sector improved substantially. Technology companies SunMicrosystems and Cisco Systems translated their enormously strong franchises into share price gains while Tyco, an industrial conglomerate with a knack for acquiring and revitalizing marginally performing businesses, also aided performance. On the downside, losses were recorded by pharmaceutical positions Pfizer and Schering-Plough as drug stocks came under pressure amid the poor market environment and reports of pending Medicare reform.

Jim Craig




                          Capital Appreciation Fund  1

Lincoln National
Capital Appreciation Fund, Inc.

Statement of Net Assets - Unaudited
June 30, 1999

Investments:

                                             Number          Market
Common Stock:                               of Shares        Value
------------------------------------------------------------------------
Automobiles & Auto Parts: 0.6%
Danaher                                       11,580        $ 673,087
Federal-Mogul                                137,220        7,135,440
------------------------------------------------------------------------
                                                            7,808,527

Banking, Finance & Insurance: 14.7%
------------------------------------------------------------------------
American Express                             251,230       32,691,304
American International Group                 345,765       40,476,115
Bank of New York                             822,830       30,187,575
Citigroup                                    290,000       13,775,000
Federal Home Loan                            118,865        6,894,170
Firstar                                      193,110        5,407,080
M & T Bank                                    13,450        7,397,500
Northern Trust                                54,005        5,240,173
Progressive                                  116,260       16,857,700
Prudential                                   112,132        1,662,244
Schwab (Charles)                             267,445       29,385,519
------------------------------------------------------------------------
                                                          189,974,380

Cable, Media & Publishing: 13.6%
------------------------------------------------------------------------
Adelphia Communications Class A *            201,915       12,941,489
AT&T Liberty Media Class A *                 562,195       20,660,666
Cox Communications Class A *                 530,260       19,520,196
Infinity Broadcasting Class A *              268,820        7,997,395
TCA Cable TV                                 134,540        7,458,561
Time Warner                                  894,602       64,411,344
Univision Communications Class A *           203,415       13,425,390
Viacom Class B                               466,395       20,521,380
Wolters Kluwer (Netherlands)                 216,968        8,668,089
------------------------------------------------------------------------
                                                          175,604,510

Computers & Technology: 14.6%
------------------------------------------------------------------------
Apple Computer *                             227,685       10,558,892
Automatic Data Processing                    270,285       11,892,540
Cisco Systems *                              760,296       48,967,814
Linear Technology                            481,400       32,404,238
Microsoft *                                  201,650       18,173,706
Sun Microsystems *                           885,615       61,024,409
Veritas Software                              12,965        1,231,270
Wind River Systems                           245,645        3,937,996
------------------------------------------------------------------------
                                                          188,190,865

Electronics & Electrical Equipment: 7.2%
------------------------------------------------------------------------
General Electric                             276,220       31,212,860
Maxim Integrated Products *                  366,700       24,385,550
Pittway                                       99,374        3,397,349
Texas Instruments                            235,135       34,094,575
------------------------------------------------------------------------
                                                           93,090,334

Energy: 2.6%
------------------------------------------------------------------------
Enron                                        414,755       33,906,221
------------------------------------------------------------------------

Food, Beverage & Tobacco: 1.8%
Anheuser Busch                               157,045       11,140,380
Heineken                                     102,930        5,289,341
McDonald's                                    53,935        2,228,190
U.S. Foodservice *                            88,725        3,781,903
------------------------------------------------------------------------
                                                           22,439,814

Healthcare & Pharmaceuticals: 11.6%
------------------------------------------------------------------------
Allergan                                      92,970       10,319,670
American Home Products                       250,000       14,375,000
Guidant                                      100,000        5,143,750
Lilly (Eli)                                  175,455       12,566,964
Medtronic                                    215,000       16,743,125
Pfizer                                        63,885        7,011,379
Pharmacia & Upjohn                           172,115        9,778,283

                                             Number          Market
Healthcare & Pharmaceuticals (Cont.)        of Shares        Value
------------------------------------------------------------------------
Schering-Plough                              261,685     $ 13,869,305
Tyco International                           625,244       59,241,869
------------------------------------------------------------------------
                                                          149,049,345

Industrial Machinery: 0.8%
------------------------------------------------------------------------
Dionex *                                     247,500       10,000,547
------------------------------------------------------------------------

Miscellaneous: 1.0%
------------------------------------------------------------------------
Paychex                                      412,138       13,111,124
------------------------------------------------------------------------

Retail: 4.5%
------------------------------------------------------------------------
Costco Companies *                           190,540       15,249,154
Home Depot                                   202,990       13,080,168
Staples *                                    370,000       11,435,312
Walgreen                                       7,940          233,238
Wal-Mart Stores                              376,290       18,155,993
------------------------------------------------------------------------
                                                           58,153,865

Telecommunications: 12.5%
------------------------------------------------------------------------
Clear Channel Communications *               295,130       20,345,524
Comcast - Special Class A                  1,630,310       62,665,041
Hyperion Telecommunications *                105,000        1,981,875
MCI Worldcom *                               212,860       18,312,612
Nokia                                        212,585       19,464,814
Nokia Oyj                                      6,808          598,934
Ntlorporated *                               123,245       10,626,030
Sprint PCS *                                 191,300       10,928,013
Vodafone Group ADR                            82,128       16,179,118
------------------------------------------------------------------------
                                                          161,101,961

Transportation & Shipping: 1.4%
------------------------------------------------------------------------
FDX *                                        340,000       18,445,000
------------------------------------------------------------------------

Total Common Stock:  86.9%
(Cost $786,898,945)                                     1,120,876,493
------------------------------------------------------------------------

                                            Par
Money Market Instruments:                  Amount
------------------------------------------------------------------------
Associates Corp
5.25%, 7/1/99                            $18,600,000       18,600,000
Federal National Mortgage Association
4.69%, 10/21/99                           15,000,000       14,904,246
5.3416%, 5/15/00                          15,000,000       14,324,783
FMC
4.73%, 7/9/99                             20,000,000       19,978,978
4.8385%, 8/19/99                          50,000,000       49,674,694
4.8579%, 9/2/99                           25,000,000       24,790,438
5.0366%, 10/21/99                         25,000,000       24,615,000
------------------------------------------------------------------------
                                                          166,888,139

Total Money Market Instruments: 12.9%
(Cost $166,888,139)                                       166,888,139
------------------------------------------------------------------------

Total Investments: 99.8%
(Cost $953,787,084)                                     1,287,764,632
------------------------------------------------------------------------
Other Assets Over Liabilities: 0.2%                         1,941,257
------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to 25.106 per share
based on 51,371,275 shares
issued and outstanding)                                $1,289,705,889
------------------------------------------------------------------------

Components of Net Assets at June 30, 1999:
------------------------------------------------------------------------
Common Stock, $.01 par value 50,000,000
 authorized shares                                            513,713
Paid in capital in excess of par value
 of shares issued                                         893,375,957
Undistributed net investment income                           616,198
Accumulated net realized gain on investments               61,222,601
Net unrealized appreciation of investments and
 foreign currency                                         333,977,420
------------------------------------------------------------------------
Total Net Assets                                       $1,289,705,889
------------------------------------------------------------------------

*     Non-income producing security.
ADR - American Depository Receipt See accompanying notes to financial statements.

                          Capital Appreciation Fund  2

Lincoln National Capital Appreciation Fund, Inc.

Statement of Operations - Unaudited

Six months ended June 30, 1999


Investment income:
 Dividends                                               $  1,666,305
----------------------------------------------------------------------
 Interest                                                   2,851,142
----------------------------------------------------------------------
 Less: Foreign withholding tax                                (15,566)
----------------------------------------------------------------------
  Total investment income                                   4,501,881
----------------------------------------------------------------------

Expenses:
 Management fees                                            3,662,836
----------------------------------------------------------------------
 Accounting fees                                              125,000
----------------------------------------------------------------------
 Printing and postage                                          44,800
----------------------------------------------------------------------
 Custodian fees                                                25,900
----------------------------------------------------------------------
 Legal                                                         19,000
----------------------------------------------------------------------
 Directors fees                                                 2,100
----------------------------------------------------------------------
 Other                                                            460
----------------------------------------------------------------------
  Total expenses                                            3,880,096
----------------------------------------------------------------------
Net investment income                                         621,785
----------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments
and foreign currency related transactions:
 Net realized gain (loss) on:
  Investment transactions                                  61,039,696
----------------------------------------------------------------------
  Foreign currency transactions                                (5,587)
----------------------------------------------------------------------
  Net realized gain on investments
  and foreign currency related transactions                61,034,109
----------------------------------------------------------------------
  Net change in unrealized appreciation of:
   Investments                                             82,404,467
----------------------------------------------------------------------
   Foreign currency                                            (4,720)
----------------------------------------------------------------------
   Net change in unrealized appreciation on investments
    and foreign currency                                   82,399,747
----------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currency                      143,433,856
----------------------------------------------------------------------
   Net increase in net assets
   resulting from operations                             $144,055,641
----------------------------------------------------------------------


Statements of Changes in Net Assets


                                               Six months
                                               ended
                                               6/30/99           Year ended
                                               (Unaudited)       12/31/98
                                               -------------------------------
Changes from operations:
 Net investment income (loss)                  $      621,785    $    (95,825)
------------------------------------------------------------------------------
 Net realized gain on investment
and foreign currency                               61,034,109       7,137,985
------------------------------------------------------------------------------
 Net change in unrealized appreciation
 of investments and foreign currency               82,399,747     187,316,139
------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                         144,055,641     194,358,299
------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                                      -      (1,290,717)
------------------------------------------------------------------------------
 Net realized gain on investments                  (7,376,586)    (47,582,501)
------------------------------------------------------------------------------
  Total distributions to shareholders              (7,376,586)    (48,873,218)
------------------------------------------------------------------------------
Net increase in net assets
resulting from capital share transactions         382,290,482     174,215,604
------------------------------------------------------------------------------

 Total increase in net assets                     518,969,537     319,700,685
------------------------------------------------------------------------------

Net Assets, beginning of period                   770,736,352     451,035,667
------------------------------------------------------------------------------
Net Assets, end of period                      $1,289,705,889    $770,736,352
------------------------------------------------------------------------------

See accompanying notes to financial statements.

                          Capital Appreciation Fund  3

Lincoln National Capital Appreciation Fund, Inc.

Financial Highlights

(Selected data for each capital share outstanding throughout each period)

                                              Six months
                                              ended
                                              6/30/99      Year ended December 31,
                                              (Unaudited)  1998       1997        1996        1995        1994(3)
                                              ---------------------------------------------------------------------
Net asset value, beginning of period          $  21.772   $ 17.530    $ 14.504    $ 12.916    $ 10.152    $ 10.000

Income (loss) from investment operations:
   Net investment income (loss)(2)                0.013     (0.003)      0.050       0.135       0.116       0.134
   Net realized and unrealized gain
      on investments and foreign currency         3.473      6.127       3.510       2.051       2.764       0.152
                                              ---------------------------------------------------------------------
   Total from investment operations               3.486      6.124       3.560       2.186       2.880       0.286
                                              ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income               -     (0.050)          -      (0.135)     (0.116)     (0.134)
   Distributions from net realized gain on
      investment transactions                    (0.152)    (1.832)     (0.534)     (0.463)          -           -
                                              ---------------------------------------------------------------------
   Total dividends and distributions             (0.152)    (1.882)     (0.534)     (0.598)     (0.116)     (0.134)
                                              ---------------------------------------------------------------------
Net asset value, end of period                  $25.106    $21.772     $17.530     $14.504     $12.916      10.152
                                              ---------------------------------------------------------------------

Total Return(1)                                  16.06%      37.96%      25.29%      18.02%      28.69%       2.71%

Ratios and supplemental data:
   Ratio of expenses to average net assets        0.77%(2)    0.83%       0.89%       0.93%       1.07%       1.18%
   Ratio of net investment income (loss)
      to average net assets                       0.11%(2)   (0.01%)      0.35%       0.99%       1.00%       1.33%
   Portfolio Turnover                            35.10%      77.99%     137.07%      92.73%     195.63%     185.28%
   Net assets, end of period (000 omitted)  $1,289,706    $770,736    $451,036    $267,242    $127,936    $ 52,904

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

(2) Annualized

(3) The per share data, total return, ratios and portfolio turnover are calculated for the period from commencement of investment activity on January 3, 1994 through December 31, 1994. Accordingly, the total return and portfolio turnover have NOT been calculated on an annualized basis.

See accompanying notes to financial statements.

                          Capital Appreciation Fund  4

Lincoln National Capital Appreciation Fund, Inc.

Notes to Financial Statements - Unaudited

June 30, 1999

The Fund: Lincoln National Capital Appreciation Fund, Inc. (the "Fund") is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term growth of capital in a manner consistent with preservation of capital. The Fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy money market securities and bonds, including high-risk bonds.

1. Significant Accounting Policies

Investment Valuation: Portfolio securities which are traded on an exchange are valued at the last reported sale price on the exchange or market where primarily traded or listed or, in the absence of recent sales, at the mean between the last reported bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Money market instruments having less than 60 days to maturity are stated at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of any premium and discount. Realized gains or losses from investment transactions are reported on an identified cost basis.

Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liabilities in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in the exchange rates.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Withholding taxes on foreign interest have been provided for in accordance with the applicable country's tax rates.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolio and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .75% of average daily net assets of the Fund on the first $500 million and .70% in excess of $500 million. The sub-advisor, Janus Capital Management, is paid directly by the Advisor.

Delaware Service Company ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

                          Capital Appreciation Fund  5

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the six months ended June 30, 1999.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors is borne by the Fund.

3. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the six months ended June 30, 1999 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at June 30, 1999 are as follows:

         Aggregate         Aggregate        Gross             Gross             Net
         Cost of           Proceeds         Unrealized        Unrealized        Unrealized
         Purchases         From Sales       Appreciation      Depreciation      Appreciation
         -----------------------------------------------------------------------------------
         $626,568,235      $409,888,092     $341,561,488      $(7,584,068)      $333,977,420

4. Market Risks

The Fund invests in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. At June 30, 1999 the Fund did not have investments in excess of 5% of net assets in any individual foreign country.

5. Summary of Changes From Capital Share Transactions

                                                         Shares Issued Upon                              Net Increase
                              Capital                    Reinvestment of       Capital Shares            Resulting From Capital
                              Shares Sold                Dividends             Redeemed                  Share Transactions
                              ----------------------------------------------------------------------------------------------------
                              Shares      Amount         Shares   Amount       Shares     Amount         Shares       Amount
                              ----------------------------------------------------------------------------------------------------
Six months ended
  June 30, 1999 (unaudited):  15,758,522  $377,260,812   313,390  $ 7,376,586  (100,658)  $ (2,346,916)  15,971,254   $382,290,482

 Year ended
  December 31, 1998:           6,645,666   106,951,391   836,415   12,215,979  (178,409)    (2,895,588)   7,303,672    116,271,782

6. Distributions to Shareholders

The Fund declares and distributes a dividend on net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.


                          Capital Appreciation Fund  6